SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 24, 2002


                                SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)


          New York                        0-13580               11-2708279
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


      6 West Second Street, Riverhead, New York                   11901
      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (631) 727-5667


                                      N/A
         (Former name or former address, if changed since last report)


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Item 5.    Other Events

On June 24, 2002, the Board of Directors of Suffolk Bancorp elected James E. Danowski to serve as a Director of Suffolk Bancorp and its banking subsidiary, The Suffolk County National Bank of Riverhead, effective immediately. His directorship is an addition to the current board, which now includes eleven members.

A press release issued by the Registrant announcing Mr. Danowski's election is attached as Exhibit 99.1 on the Exhibit List.

Business Experience during Past Five Years: (Regulation S-K, Item 401 (e) (1)).

Mr. Danowski has served as a partner of the accounting firm, Coughlin, Foundotos, Cullen, & Danowski, L.L.P., since 1982. He has been affiliated with the firm, located in Port Jefferson, New York, since 1977.

Item 7. Exhibits

99.1 -  Press Release dated 6/25/02
        "Suffolk Bancorp Elects James E. Danowski Director"

                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SUFFOLK BANCORP


Date: June 28, 2002                             By: /s/ Douglas Ian Shaw
                                                    --------------------
                                                      Vice President &
                                                      Corporate Secretary